Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Richard Hersh, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Power2Ship, Inc. on Form 10-KSB for the year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Power2Ship, Inc.

          POWER2SHIP,  INC.


Dated:  April 12, 2005                    By:  /s/  Richard  Hersh
                                               -------------------
                                          Name: Richard  Hersh
                                          Title: Chief  Executive  Officer and
                                                 Principal financial  officer